GEORGE HUNTER McMASTER
TOMPKINS & McMASTER, LLP
1530 Richland Street
Columbia, South Carolina, 29201

STOCK
PURCHASE AGREEMENT

THIS Agreement made and effective as of the 14th day of January, 2011, by and between National Direct Home Pharmacy, Inc., a South Carolina C-Corporation ["NDH" or the "Company"], Lancelot D. Wright and John T. Crocker, Sr. shareholders of NDH [the "Owners"], and MITRX Corporation a South Carolina C-Corp ["MITRX"].

WHEREAS, as the owners of all of the issued and outstanding stock of NDH, the Owners desire to sell all of the outstanding shares in NDH to MITRX on such terms as are set out in Exhibit "A" and incorporated herein by reference;

WHEREAS, the shareholders and Board of Directors of NDH agree it is in the best interests of the Company and its shareholders to sell the Company to MITRX;

NOW, THEREFORE, in consideration of the mutual covenants and other good and valuable consideration, the parties hereto agree as follows:

1. **Sale** Subject to the conditions set forth in Exhibit "A" attached hereto, the Owners hereby agree to sell to MITRX and MITRX does hereby agree to purchase all

the outstanding stock of NDH, of any class, which purchase will constitute 100% of the issued and outstanding shares of stock of NDH, and such sale shall be evidenced by the due execution and transfer of all stock in NDH and all necessary corporate resolutions approving the sale and transfer to MITRX.

2. **Conditions Precedent to Sale** The obligation of MITRX to close the purchase of the stock of NDH pursuant to this Agreement is specifically subject to and conditioned on the following:

(a) Completion of an audit of the books and records of the Company for the period ending December 31, 2010 by Certified Public Accountants of MITRX, which audit with respect to the consummation of this Sale, is acceptable in the exclusive judgment of MITRX;

(b) That the balance sheet and related financial statements of the Company as reflected on that balance sheet of November 30, 2010 fairly and accurately set forth the current financial condition of the Company, and as of the Closing Date there have been no material adverse changes in the financial condition, results of

operations, properties, business or prospects of the Company as of that date;

(c) Review of corporate minute book, by-laws and stock transfer books by George Hunter McMaster, Esquire of Tompkins & McMaster, LLP and a finding that the corporate minute book, by-laws and stock transfer books are in satisfactory order as will be reflected in Mr. McMaster's legal opinion to MITRX;

(d) UCC search and lien search in those counties in which NDH conducts business and such search revealing no liens or security interests, except as noted on the financials referenced in paragraph 2(b) above or as otherwise approved by MITRX, and all licenses required by both State and Federal mandates are current and fully paid;

(e) Execution by Shareholders and Directors of a Corporate Resolution, waiving all notice requirements, on or before the Closing Date substantially in the form of Exhibit "C" hereto;

(f) Certificates from the shareholders and Members of the Board of Directors of NDH on or before the Closing Date that the representations and warranties set forth in Paragraph 4 hereof are true

and correct as of the Closing Date and that any and all licenses and permits held or required to be held by NDH are in fact held and not subject to assessment.

3. **Non-Competition-Non-Circumvention-Confidentiality Agreement** In consideration for the sums paid and debt assumed as set out in this Stock Purchase Agreement, and the attachments hereto, Lancelot D. Wright and Robert A. Williams agree and understand that neither shall for a period of two (2) years commencing on the date of the closing:

(a) Directly or indirectly engage in the long-term care or mail-order pharmacy business in competition with NDH in the State of South Carolina;

(b) Directly or indirectly solicit current customers of NDH to provide such customers with pharmacy fulfillment services;

(c) Directly or indirectly solicit, recruit or cause another person in the employ of NDH to terminate their employment with NDH for the purpose of joining, associating or becoming employed with any business or activity that is in competition with NDH;

(d) Directly or indirectly use, publish, appropriate or communicate any information that Owner in any way acquired during or by reason of Owner's employment by or status as a member of NDH with respect to the conduct of the business of NDH, including but not limited to, marketing, sales and service information, customer lists or any other information that could potentially give any third party who did not know such information an opportunity to obtain a competitive advantage over NDH in the business in which NDH is engaged.

4. **Warranties** As of the date hereof and on the Closing Date, the Company warrants and represents as follows:

(a) That the Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of South Carolina; and in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification; and has all corporate power necessary to engage in the business in which it is presently engaged;

(b) The Owners have full right, power and legal authority to sell the shares of NDH stock to MITRX, and that said stock is and has been legally issued, and is fully paid and non-assessable;

(c) That Lancelot D. Wright and John Thomas Crocker, Sr. are the sole owners of the shares of common stock in NDH and said shares constitute all of the issued and outstanding shares of the Company; that there exists no other shares of stock, whether common, preferred or of any other class or description, or any warrants or rights of any kind to the issuance of or title to any shares of stock of the Company; and that, the stock is not subject to any voting trust or agreement or any other agreement among shareholders restricting or prohibiting the transfer thereof or in any other manner affecting the shares or related assets;

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(d) That there are no pending or to the best of the Owners' knowledge, threatened action, claim or proceeding affecting the Company before any court, governmental agency or arbitrator which may materially adversely affect the financial condition of the Company nor, to the best of the Owners' knowledge, is

there any basis for any such actions, claims or proceedings;

(e) That the Company is in compliance with all applicable state, federal and local laws, rules, regulations and orders including, but not limited to, the payment of all taxes;

(f) That the Company does not have any indebtedness or other undisclosed liabilities outstanding other than those set forth in Exhibit "B" attached hereto and incorporated herein;

(g) That, as set out above but specifically warranted unconditionally, the balance sheets of the Company for operations through November 30, 2010 and related financial statements, copies of which have been furnished to MITRX and which are attached hereto as Exhibit "B", fairly and accurately set forth the financial condition of the Company as at such date and the results of the operations of the Company for the period ended on such dates, all prepared consistent with the Company's historical practice, and since November 30, 2010 there has been no material adverse change in the financial condition, results of

operations, properties, business or prospects of the Company.

5. **Miscellaneous Provisions**

(a) The Closing Date shall be the date first set forth above. The parties specifically agree that, if necessary, there may be accounting adjustments reflected on the financial statements of the Company as a result of an audit for the period ending December 31, 2010 by the Certified Public Accountants of MITRX which audit, with respect to the consummation of the Sale is acceptable in the exclusive judgment of MITRX. At the Closing Date, all documents shall be executed, stock certificates executed and funds delivered to complete the purchase of the NDH stock by MITRX.

(b) Each party hereto represents and warrants to the other that it has dealt with no broker, finder, or similar agent in connection with this transaction, and that no such commission or compensation to a broker, finder, or similar agent shall be due in connection with this transaction.

(c) The parties shall, execute such additional documents as may be reasonably necessary to evidence or effectuate the terms of this Agreement.

(d) No action or failure to act by parties hereto shall constitute a waiver of any right or duty afforded them hereunder, nor shall any such action or failure to act constitute an approval of or acquiescence in any breach hereunder, except as may be specifically agreed in writing.

(e) This Agreement, and any of its terms, conditions and provisions may be modified, amended, altered, supplemented, added to, canceled or terminated only by mutual agreement in writing signed by all the parties hereto.

(f) This Agreement constitutes the entire agreement between the parties and supersedes and replaces any and all other negotiations, conversations. understandings and/or agreements, written, oral, implied or otherwise.

(g) This Agreement may be executed in multiple counterparts, each of which shall be deemed an original hereof, but all such multiple counterparts shall constitute but a single instrument.

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(h) The rights, obligations, guarantees, warranties, representations and agreements set forth in this Agreement shall survive the closing of the sale contemplated by this Agreement for a period of one year after the Closing Date, and shall be binding on and inure to the benefit of the heirs, personal representatives, successors and assigns of all the parties hereto.

(i) This Agreement shall be governed by the laws of the State of South Carolina, notwithstanding the fact that one or more of the parties to this Agreement is now or may hereafter become a resident or citizen of a different state. Further, in the event of a dispute, the jurisdiction and venue shall be designated as the Court of Common Pleas, Columbia, South Carolina. The parties waive their right to a trial by jury.

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(j) The invalidity, illegality, or unenforceability of any particular provision of this Agreement shall not affect the other provisions, and this Agreement shall be construed in all respects as if such invalid, illegal, or unenforceable provision had been omitted.

(k) It is recognized that George Hunter McMaster, Esquire has prepared this Agreement on behalf of MITRX. To the extent Mr. McMaster's engagement results or can be construed as a conflict in any disagreement with NDH, such conflict is specifically WAIVED, and Mr. McMaster shall be free, without conflict, to represent MITRX.

(l) All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered personally (including delivery by courier service), transmitted by telegram or facsimile transmission, or mailed by registered or certified mail, postage prepaid, return receipt requested, as follows:

As to Lancelot D. Wright
534 Windward Lane
Columbia, SC 29212

As to John T. Crocker, Sr.
1829 Woodvalley Drive
Columbia, SC 29212

As to MITRX:

Walter H.C. Drakeford
37 West Fairmont Avenue, Suite 202
Savannah, Georgia, 31406

With copy to:

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George Hunter McMaster
1530 Richland Street
Columbia, South Carolina, 29202

(m) MITRX acknowledges that it is acquiring NDH subject to all of the disclosed liabilities of NDH as of the Closing Date. Accordingly, MITRX and NDH represent and warrant, acknowledge and agree that after closing NDH shall be operated in a manner so as to use its good faith best efforts to pay all such liabilities of NDH in due course.

[Signature page follows.]

IN WITNESS WHEREOF, the parties hereto have executed this Stock Purchase Agreement effective as of the date set forth above.

NATIONAL DIRECT HOME PHARMACY, INC.

By: ______________________

Title: President + CEO

____

Lancelot D. Wright

____

John T. Crocker, Sr.

MITRX CORPORATION

By: ______________________

Title: Co-President Co-Chairman

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EXHIBIT "A"

Purchase Price. MITRX agrees to pay the Owners the sum of ten ($10.00) dollars for the purchase of all of the shares of stock of NDH pursuant to the terms of the Stock Purchase Agreement, and the sum of One Hundred Dollars ($100.00) as consideration for the Non-Competition–Non-Circumvention–Confidentiality Agreement contained in Paragraph 3 of the Stock Purchase Agreement.

The consideration set forth above shall be paid on the Closing Date.

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EXHIBIT "B"

2:41 PM
12/29/10
Accrual Basis

National Direct Home Pharmacy, Inc. (C-Corp)
Profit & Loss
January through November 2010

	Jan - Nov 10
Ordinary Income/Expense	
Income	
Sales	
340-b Dispensing Fee Income	261.98
Prescription Sales	678,760.45
Refunds	-21.00
Returns & Allowances	756.64
Total Sales	679,758.07
Total Income	679,758.07
Cost of Goods Sold	
Cost of Goods Sold	
Prescription Drugs	1,331,547.43
Cost of Goods Sold - Other	142,117.49
Total Cost of Goods Sold	1,473,664.92
Total COGS	1,473,664.92
Gross Profit	-793,906.85
Expense	
Admin Fees	-28,213.36
Advertising	8,676.28
Automobile Expense	
Fuel	3,036.57
Automobile Expense - Other	3,547.01
Total Automobile Expense	6,583.58
Bad Debt Expense	-619.59
Bank Service Charges	3,272.61
Corp EE Benefits Expense	17,152.35
Corp FUTA Tax Expense	43.63
Corp MC/SS Tax Expense	9,889.02
Corp SUTA Tax Expense	166.23
Corp W/C Expense	9,013.37
Corporate Salaries	354,419.59
Equipment Rental	3,474.53
Insurance	
Auto	2,219.56
Dental	4,000.08
Health	19,662.48
Insurance - Other	5,573.90
Total Insurance	31,456.02
Interest Expense	88,079.78
Landscaping	1,600.00
Late Fees	918.49
Licenses and Permits	85.00
Office Expense	6,474.04

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BC
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National Direct Home Pharmacy, Inc. (C-Corp)
Profit & Loss
January through November 2010

	Jan - Nov 10
Postage and Delivery	43,992.37
Printing and Reproduction	454.87
Professional Fees	28,750.00
Rent	43,151.41
Repairs	
Computer Repairs	5,364.20
Equipment Repairs	659.00
Repairs - Other	89.00
Total Repairs	6,112.20
Security Services	1,575.71
Software Maintenance	11,930.97
Supplies	
Office	1,027.87
Supplies - Other	684.96
Total Supplies	1,712.83
Taxes	
Property	116.97
Taxes - Other	1,308.00
Total Taxes	1,424.97
Travel & Ent	
Meals	292.90
Travel & Ent - Other	16,278.98
Total Travel & Ent	16,571.88
Utilities	
Gas and Electric	3,565.55
Telephone	25,144.09
Telephone Allowances	350.00
Waste	654.49
Water	154.92
Utilities - Other	25.01
Total Utilities	29,894.06
Total Expense	698,042.84
Net Ordinary Income	-1,491,949.69
Net Income	-1,491,949.69

2:28 PM
12/29/10
Accrual Basis

National Direct Home Pharmacy, Inc. (C-Corp)
Balance Sheet
As of November 30, 2010

PROFORMA

	Nov 30, 10
ASSETS	
Current Assets	
Checking/Savings	
NDHP First Savers OP	35.47
Total Checking/Savings	35.47
Accounts Receivable	
Accounts Receivable	2,170,343.75
Total Accounts Receivable	2,170,343.75
Other Current Assets	
Accrued Expenses	-75,000.00
Inventory	10,302.46
Total Notes Receivable	-64,697.54
Total Other Current Assets	-129,395.08
Total Current Assets	2,040,984.14
Fixed Assets	
Accumulated Depreciation	
Accum Deprec - Computers	-45,390.32
Accum. Amort. - Leasehold Impr	-64,814.23
Accum. Depr. - Autos & Trucks	-37,408.65
Accum. Depr. - F & F	-13,106.41
Accum. Depr. - M & E	-33,710.00
Total Accumulated Depreciation	-194,429.61
Property & Equipment	
Automobiles & Trucks	31,560.19
Computers & Software	319,434.75
Furniture & Fixtures	31,584.65
Leasehold Improvements	155,092.74
Machinery & Equipment	183,795.40
Property & Equipment - Other	38,840.89
Total Property & Equipment	760,308.62
Total Fixed Assets	565,879.01
Other Assets	
Deposits	13,658.00
Total Other Assets	13,658.00
TOTAL ASSETS	2,620,521.15
LIABILITIES & EQUITY	
Liabilities	
Current Liabilities	
Accounts Payable	

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National Direct Home Pharmacy, Inc. (C-Corp)
Balance Sheet
As of November 30, 2010

	Nov 30, 10
Accounts Payable - Smith Note	1,338,638.36
Total Accounts Payable	1,338,638.36
Other Current Liabilities	
Total Other Current Liabilities	0.00
Total Current Liabilities	1,338,638.36
Long Term Liabilities	
N/P - Smith Drugs	5,597,496.34
Total Long Term Liabilities	5,597,496.34
Total Liabilities	6,936,134.70
Equity	
Capital Stock	-158,871.70
Earnings Distribution	-143,259.82
Retained Earnings	-2,521,532.34
Net Income	-1,491,949.69
Total Equity	-4,315,613.55
TOTAL LIABILITIES & EQUITY	2,620,521.15

EXHIBIT "C"

CONSENT TO ACTION WITHOUT MEETING OF THE SHAREHOLDERS AND BOARD OF DIRECTORS OF NATIONAL DIRECT HOME PHARMACY, INC.

The undersigned, being all the Shareholders and members of the Board of Directors of National Direct Home Pharmacy, Inc. [hereinafter "NDH"], do hereby affirm as follows effective as of this 14th day of January, 2011:

1. That a meeting of the Shareholders and Board of Directors by CONSENT AND WITHOUT MEETING was held on December 29, 2010, in the law offices of Tompkins & McMaster, LLP.

2. That a quorum was present.

3. That NDH has concluded that a sale of all of the stock of NDH to MITRX Corporation, a South Carolina Corporation has (i) been reviewed by the Shareholders and the Board of Directors; (ii) is in the best interest of the Stockholders and NDH; (iii) that the terms set forth in the form of proposed Stock Purchase Agreement are fair and reasonable (iv) that the representations and warranties set forth in the form of proposed Stock Purchase Agreement are truthful and (v) did elect officers and further direct that such officers take all steps necessary to consummate the sale to MITRX Corporation.

4. That the officers of NDC have been and hereby are further informed of the vote by the Stockholders and the Board of Directors, both of which were unanimous.

NOW THEREFORE, IT IS RESOLVED that the sale to MITRX Corporation is in the best interests of the Shareholders of NDH and has been unanimously approved by the Board of Directors; and

IT IS FURTHER RESOLVED, that the following officers, having been duly elected are Lancelot D. Wright, President and John T. Crocker, Sr., Vice President to take all actions in accord with the dictates of this resolution.

IT IS FURTHER RESOLVED, that all of the acts of the President and Vice President of the Board and of any other person authorized to act by the Board, which acts would have been authorized by the foregoing resolutions except that such acts were taken prior to the adoption of such resolutions are hereby severally ratified, confirmed, approved and adopted as acts of the Board.

IT IS FURTHER RESOLVED, that this Consent to Action without Meeting may be executed in several counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument. Further, a telefax copy of this Consent to Action shall be deemed, and is, an original.

Lancelot D. Wright

John T. Crocker, Sr.

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~#4829-1914-8808 v.2~

January 14, 2011

To National Direct Home Pharmacy, Inc.:

This is to advise that the undersigned, Lancelot D. Wright and John T. Crocker, Sr., hereby resign as officers and directors or any other position held in National Direct Home Pharmacy, Inc., a South Carolina C-Corporation, as of the date set forth above.

Lancelot D. Wright

John T. Crocker, Sr.

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NATIONAL DIRECT HOME PHARMACY, INC.

CERTIFICATE

This Certificate is delivered pursuant to Paragraph 2(f) of the Stock Purchase Agreement (as hereinafter defined). The undersigned, as the sole shareholders and members of the Board of Directors of National Direct Home Pharmacy, Inc. (the "Company"), hereby certify that:

1. They are familiar with the terms of the Stock Purchase Agreement dated effective as of January 14, 2011, by and among the Company, the undersigned and MITRX Corporation (the "Stock Purchase Agreement").

2. The representations and warranties of the Company set forth in the Stock Purchase Agreement are true and correct as of the Closing Date (as that term is defined in the Stock Purchase Agreement).

IN WITNESS WHEREOF, the undersigned have executed this Certificate effective as of the Closing Date.

Lancelot D. Wright

John T. Crocker, Sr.

NUMBER 1

SHARES *** 20 ***

INCORPORATED UNDER THE LAWS OF

THE STATE OF
SOUTH CAROLINA



National Direct Home Pharmacy, Inc.

This Certifies that John Thomas Crocker *is the owner of* Twenty and 00/100 *fully paid and non-assessable Shares of the Capital Stock of the above named Corporation transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.*

In Witness Whereof, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed this 9 *day of* AUGUST *20* 06

TREASURER/SECRETARY

PRESIDENT

IRREVOCABLE STOCK POWER

KNOW ALL MEN BY THESE PRESENTS,

That John Thomas Crocker, for value received, has granted, bargained, sold, assigned and fully transferred, and does by these presents grant, bargain, sell, assign and fully transfer, for all purposes unto MITRX Corporation, a South Carolina corporation, 20 shares of common stock standing in his name on the books and records of National Direct Home Pharmacy, Inc., a South Carolina corporation (the "Company"), which shares of common stock are represented by Certificate No. I.

And the undersigned does hereby (i) irrevocably constitute and appoint the Secretary of the Company to be his true and lawful attorney, with full power of substitution, to transfer such shares on the books and records of the Company; and (ii) ratify and confirm any and all acts that said attorney or any substitute or substitutes under this Irrevocable Stock Power shall lawfully do by virtue hereof.

IN WITNESS WHEREOF, the undersigned has duly executed this Irrevocable Stock Power to be effective as of the day of January, 2011.

WITNESS:

Name: Daniel J. Fritz

John Thomas Crocker